SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549


                                FORM 8-K

                             CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                     Date of Report:  April 17, 1998
                    (Date of earliest event reported)


                            GAINSCO, INC.
         (Exact name of registrant as specified in its charter)




     Texas               001-09828            75-1617013
_________________     ________________     __________________
(State or other       (Commission File     (IRS Employer
jurisdiction of           Number)          Identification No.)
incorporation)




          500 Commerce Street, Fort Worth, Texas          76102
          ________________________________________     _________
          (Address of principal executive offices)     (Zip Code)

     Registrant's telephone number, including area code:(817)336-2500


ITEM 5.     OTHER EVENTS.

     On April 20, 1998, the Registrant, GAINSCO, INC., issued a press release concerning a change of management in which Joseph D. Macchia resigned as an officer and director and was replaced (a) as Chairman of the Board by Joel C. Puckett, a director of the Registrant since 1979, and (b) as President, Chief Executive Officer and as a management nominee for election to the Board of Directors at the Registrant's May 18 annual meeting of shareholders by Glenn W. Anderson. The Registrant also announced that it expected to report an operating loss in its first quarter earnings release scheduled for May 13, 1998, due to claim reserve strengthening currently under review, and that this will significantly impact prior indications of 1998 operating results. A copy of the press release containing these announcements is filed herewith as an exhibit and is incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

     No financial statements or pro forma financial statements are required to be filed as a part of this report. The following is a list of exhibits filed as part of this Current Report on Form 8-K:

Exhibit
No.         Exhibit
_______     _________________________________________________________

99.1        Press Release dated April 20, 1998 issued by the Registrant.

99.2 Letter Agreement dated April 17, 1998 between the Registrant and Glenn W. Anderson.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  GAINSCO, INC.


                                  By: /s/ Joel C. Puckett
                                     ____________________________
                                     Joel C. Puckett, Chairman of
                                     the Board

Dated: April 21, 1998

                             GAINSCO, INC.

                             EXHIBIT INDEX

                  NUMBER AND DESCRIPTION OF EXHIBITS *


Exhibit
No.      Exhibit
____     __________________________________________________________
1        None.
2        None.
4        None.
16       None.
17       None.
20       None.
23       None.
24       None.
27       None.
99.1     Press Release dated April 20, 1998 issued by the Registrant.
99.2 Letter Agreement dated April 17, 1998 between the Registrant and Glenn W. Anderson.
_______________________
* Exhibits not listed are inapplicable.